UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2006

KIMBALL HILL, INC.
(Exact name of registrant as specified in its charter)

Illinois	333-133278	36-2177380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5999 New Wilke Road, Suite 504
Rolling Meadows, Illinois 60008
(Address of principal executive offices, including zip code)

(847) 364-7300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 12, 2006, Kimball Hill, Inc. announced that effective October 1, 2006, Isaac Heimbinder, Vice Chairman, President and Chief Operating Officer, will retire as President and Chief Operating Officer and will continue as a non-executive Vice Chairman. By that time, Mr. Heimbinder’s executive management responsibilities will have been reassigned to David K. Hill, Chairman and Chief Executive Officer, and C. Kenneth Love, Vice Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL HILL, INC.

Date: June 16, 2006	/s/ Eugene K. Rowehl
By: Eugene K. Rowehl
Its: Senior Vice President and Chief Financial Officer